THE ALGER FUNDS

Alger International Growth Fund

Alger Mid Cap Growth Fund

Supplement Dated March 28, 2018 to Summary and Statutory Prospectuses

for Classes A, B and C Shares dated March 1, 2018

The following paragraph is added to the section “Principal Investment Strategy” beginning on page 2 of the Alger International Growth Fund summary prospectus, and page 9 of the statutory prospectus.

The Fund generally invests a substantial portion of its assets in a smaller number of issuers.  The Fund may invest a significant portion of its assets in securities of companies conducting business within a single sector, including the information technology, consumer discretionary, and health care sectors.

The following risks are added to the section “Principal Risks” beginning on page 2 of the Alger International Growth Fund summary prospectus, and page 10 of the statutory prospectus.

Emerging Markets Risk - The Fund may invest in issuers located in emerging countries (such as Brazil, Russia, India and China), and therefore may be exposed to the economies, industries, securities and currency markets of such countries, which may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

Sector Risk – The Fund may have a significant portion of its assets invested in securities of companies conducting business within a single sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more  diversified portfolio. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small Number of Holdings Risk – Under normal circumstances, the Fund invests in a small number of issuers.  Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.

The below table deletes and replaces the table under the section “Management” on page 4 of the Alger International Growth Fund summary prospectus and on 13 of the statutory prospectus.

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Gregory Jones Senior Vice President and Portfolio Manager Since March 2018

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Pragna Shere Senior Vice President and Portfolio Manager Since March 2018

The below table deletes and replaces the table under the section “Management” on page 4 of the Alger Mid Cap Growth Fund summary prospectus and on 20 of the statutory prospectus.

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Dan C. Chung, CFA
Chief Executive Officer
Chief Investment Officer and
Portfolio Manager
Since January 2018
Teresa McRoberts
Senior Vice President, Since February 2013
Senior Analyst and Portfolio Manager, Since February 2015

The section “Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments” on page 67 of the statutory prospectus is hereby deleted and replaced with the following.

Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Managers	Since
Alger Capital Appreciation Fund	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2015 September 2004
Alger International Growth Fund	Gregory Jones Pragna Shere	March 2018 March 2018
Alger Mid Cap Growth Fund*	Dan C. Chung, CFA Teresa McRoberts	January 2018 February 2015
Alger SMid Cap Focus Fund	H. George Dai, Ph. D. Joshua D. Bennett, CFA Matthew A. Weatherbie, CFA	March 2017 March 2017 March 2017
Alger Small Cap Growth Fund	Amy Y. Zhang, CFA Dan C. Chung, CFA	February 2015 January 2016
Alger Small Cap Focus Fund	Amy Y. Zhang, CFA	February 2015
Alger Health Sciences Fund	Dan C. Chung, CFA Teresa McRoberts	October 2005 February 2015
Alger Growth & Income Fund	Dan C. Chung, CFA Gregory S. Adams, CFA	January 2011 April 2012

* Mr. Chung, the Manager’s Chief Investment Officer, and Ms. McRoberts are each responsible for the management of a portion of the Fund’s portfolio.  Mr. Chung, for his portion, coordinates and oversees portfolio allocations by members of the Manager’s analyst team for Alger Mid Cap Growth Fund. Each analyst is allocated a percentage of the Fund’s total assets, is responsible for the management of that portion of the Fund’s portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.

•                  Mr. Adams has been employed by the Manager since 2006. He became a Senior Vice President and the Director of Quantitative & Risk Management in 2006, and a portfolio manager in 2012. From 2006 through 2012, Mr. Adams was a Senior Analyst.

•                  Mr. Bennett is a Senior Managing Director, Director of Research of Weatherbie. He joined Weatherbie in 2007.

•                  Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.

•                  Ms. Crawford has been employed by the Manager since 2004. She became a portfolio manager and a Senior Vice President in 2010. She served as a Vice President and an Analyst from 2007 to 2010, and a Senior Analyst from 2010 to 2016.

•                  Mr. Dai is a Senior Managing Director and Co-Chief Investment Officer of Weatherbie. He joined Weatherbie in 2001.

•                  Mr. Jones has been employed by the Manager since March 2018 as a portfolio manager and a Senior Vice President.  Previously, Mr. Jones was a portfolio manager and analyst at Redwood Investments from 2016 to 2018, and prior to that, was Director of Global Equities, Co-Chief Investment Officer and portfolio manager/analyst at Ashfield Capital Partners.

•                  Mr. Kelly has been employed by the Manager since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and Head of Alger Capital Appreciation and Spectra Strategies in 2015.

•                  Ms. Shere has been employed by the Manager since March 2018 as a portfolio manager and a Senior Vice President.  Previously, Ms. Shere was a portfolio manager and analyst at Redwood Investments from 2016 to 2018, and prior to that, was portfolio manager/analyst at Ashfield Capital Partners.

•                  Ms. McRoberts has been employed by the Manager since 2015 as a Senior Vice President, a Senior Analyst and a Portfolio Manager. Prior to joining the Manager, she was a founder and partner of Bienville Health Science Partners, LP from September 2013 to January 2015. Ms. McRoberts was self-employed from November 2009 to September 2013.

•                  Mr. Weatherbie is President, Chief Executive Officer and Co-Chief Investment Officer of Weatherbie. He founded Weatherbie in 1995.

•                  Ms. Zhang has been employed by the Manager since 2015 as a Senior Vice President and Portfolio Manager. Prior to joining the Manager, she was a Managing Director and Senior Portfolio Manager at Brown Capital Management, Inc. from 2002 to 2015.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund securities.

S-IntGthABC 3118

S-Mid Cap ABC 3118

S-TAF Retail 32818

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